SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2004

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                                  ABAXIS, INC.
             (Exact name of registrant as specified in its charter)
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          California                                              77-0213001
(State or other jurisdiction of           000-19720           (I.R.S. Employer)
incorporation or organization)    (Commission File Number)  Identification No.)
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      3240 Whipple Road, Union City, CA                              94587
  (Address of principal executive offices)                        (Zip Code)
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       Registrant's telephone number, including area code: (510) 675-6500
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             (Former name or address, if changes since last report)


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Item 12.

      On July 22, 2004, the Company released its quarterly earnings announcement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Exhibit No.       Description
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99.1              Press release dated July 22, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of July 2004.

                                             Abaxis, Inc.


                                             By:  /s/ Alberto Santa Ines
                                                  --------------------------
                                                  Alberto Santa Ines
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Press release dated July 22, 2004.